UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ASTRONOVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

**AstroNova, Inc.**

**Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on December 2, 2025 at 9:00 AM Eastern Time**

**This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**The Proxy Statement and Annual Report are available at https://web.viewproxy.com/ALOT/2025.**

**If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before November 24, 2025 to facilitate timely delivery. There is no charge to you for requesting a copy.**

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. →

**CONTROL NUMBER**

## STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING

**To the Stockholders of AstroNova, Inc.:**

**The 2025 Annual Meeting of Stockholders of AstroNova, Inc. will be held virtually on December 2, 2025 at 9:00 AM Eastern Time.**

As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at **https://web.viewproxy.com/ALOT/2025** and using the Virtual Control Number above. **Your registration must be received by 11:59 PM Eastern Time on December 1, 2025.** On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "Attending the Annual Meeting" and "How to Vote."

**THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES SET FORTH BELOW IN PROPOSAL 1, AND A VOTE "FOR" PROPOSALS 2 AND 4. THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.**

**Proposal 1.** The election of seven directors to serve until the next annual meeting of shareholders until their successors are elected and have qualified.

| | | | |
|---|---|---|---|
| 01 Jorik Ittmann | 02 Shawn Kravetz | 03 Alexis P. Michas | 04 Darius G. Nevin |
| 05 Mitchell I. Quain | 06 Yvonne E. Schlaeppi | 07 Richard S. Warzala | |

**Proposal 2.** The approval, on an advisory, non-binding basis, of the compensation paid to the Company's Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables, and accompanying narrative disclosures);

**Proposal 3.** Whether shareholders would prefer that the Company conduct future advisory votes on the compensation of its Named Executive Officers every one, two or three years;

**Proposal 4.** The ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2026.

Such other business as may properly come before the meeting.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet: Go to https:/web.viewproxy.com/ALOT/2025 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone Call1-877-777-2857 Toll Free E-Mail: By e-mail at: reguests@viewproxy.com *If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digitVirtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.AALvote.com/ALOT. Have your 11-digit Virtual Control Number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/ALOT. Have your 11-digit Virtual Control Number available and follow the prompts. AstroNova, Inc.